Net Assets Held for Sale	12 Months Ended
Dec. 31, 2015
Assets Of Disposal Group Including Discontinued Operation [Abstract]
Disposal Groups Including Discontinued Operations Disclosure [Text Block]

8. Net Assets Held for Sale

In September 2014, the Company embarked on an evaluation of its strategic options for its Long Island, New York operations included in its East segment. As a result of this evaluation, the Company concluded that it could generate a higher return from monetizing the net assets of this operation than continuing to operate them. The Company subsequently issued a confidential information memorandum to a targeted audience of prospective buyers for its commercial, industrial and residential collection business and its transfer station and material recovery facilities. The Company accepted an offer and completed the sale on February 28, 2015 for net proceeds of $76,190. The carrying value of the net assets at February 28, 2015 was $68,171 resulting in a gain of $8,019. This gain was recorded to net gain or loss on sale of capital and landfill assets in the statement of operations and comprehensive income or loss for the year ended December 31, 2015.

Net assets held for sale, recorded at their carrying amounts at December 31, 2014, were as follows:

December 31, 2014

Accounts receivable	$7,287
Prepaid expenses	1,425
Intangibles	10,263
Goodwill	15,949
Capital assets	33,797
Accounts payable	(4,114)
Accrued charges	(2,373)
Deferred income taxes	(1,218)
Total net assets held for sale	$61,016